HarborView Mortgage Pass-Through Certificates

Series 2005-13

Preliminary Marketing Materials

$921,599,324 (Approximate)

Underwriter

The information contained herein is furnished to you solely by Greenwich Capital Markets, Inc. (the “Underwriter”) (and not by the issuer of the securities or any of its affiliates) to assist you in making a preliminary analysis of the securities referenced herein.  This information is not an offer to sell securities or a solicitation of an offer to buy securities in any state where such offer or sale is prohibited.  The Underwriter is acting in its capacity as underwriter and not as agent for the issuer of its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to completion and change, and supersedes all information relating to the subject securities that has been made available to you previously. You are urged to read the related final base prospectus and prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information affecting the subject securities that is not contained herein.  You are urged to conduct such investigation as you deem necessary and consult your own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such securities.

Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changed in such assumptions may dramatically affect information such as the weighted average lives, yields, principal payment periods, etc.  The Underwriter does not make any representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.  The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or similar securities, and perform investment banking services for any company mentioned herein.  In addition, the Underwriter is an affiliate of the depositor.

Preliminary Term Sheet

Date Prepared: September 22, 2005

HarborView Mortgage Pass-Through Certificates, Series 2005-13

Mortgage Pass-Through Certificates, Series 2005-13

$436,477,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Pmt Window
Class	Principal Amount (Approx) (1)	WAL (Yrs) Call/ Mat(2)	Pmt Window (Mths) Call/ Mat(2)	Interest Rate Type	Tranche Type	Expected Ratings S&P/Moody’s/DBRS
1-A1A1	$174,591,000			Floater (3)	Super Senior Floater	AAA/Aaa/AAA
1-A1A2	$174,591,000			Floater (3)	Super Senior Floater	AAA/Aaa/AAA
1-A1B	$87,295,000			Floater (3)	Senior Mezz Floater	AAA/Aaa/AAA
2-A1A1	$115,815,000			Floater (3)	Super Senior Floater	AAA/Aaa/AAA
2-A1A2	$115,815,000			Floater (3)	Super Senior Floater	AAA/Aaa/AAA
2-A1B	$96,512,500	Not Marketed Hereby		Floater (3)	Senior Mezz Floater	AAA/Aaa/AAA
2-A1C	$57,907,500			Floater (3)	Senior Mezz Floater	AAA/Aaa/AAA
X (4)	Notional			Variable	Senior IO	AAA/Aaa/AAA
PO (5)	$100			N/A	Senior PO	AAA/Aaa/AAA
A-R	$100			Net WAC	Senior/Residual	AAA/Aaa/AAA
B-1	$41,011,000	6.98 / 7.75	1-124 / 1-361	Floater (6)	Subordinate Floater	AA/Aa2/AA
B-2	$18,432,000	6.98 / 7.75	1-124 / 1-361	Floater (6)	Subordinate Floater	A/A2/A(high)
B-3	$11,059,000	6.98 / 7.75	1-124 / 1-361	Floater (6)	Subordinate Floater	BBB/Baa2/BBB(high)
B-4	$3,686,000	6.98 / 7.75	1-124 / 1-361	Floater (6)	Subordinate Floater	BBB-/Baa2/BBB(high)
B-5	$8,294,000			Floater (6)	Subordinate Floater	BB/Ba2/BB(high)
B-6	$9,216,000	Privately Offered Certificates		Floater (6)	Subordinate Floater	B/NR/B
B-7	$7,373,124			Floater (6)	Subordinate Floater	NR/NR/NR

(1)

Distributions on the Class 1-A1A1, Class 1-A1A2 and Class 1-A1B Certificates will be derived primarily from a pool of conforming balance adjustable rate mortgage loans (“Group 1 Mortgage Loans”).  Distributions on the Class 2-A1A1, Class 2-A1A2, Class 2-A1B and Class 2-A1C Certificates, will be derived primarily from a pool of non-conforming adjustable rate mortgage loans (“Group 2 Mortgage Loans”).  Distributions on the Class X, Class PO, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates will be derived from the Group 1 Mortgage Loans and Group 2 Mortgage Loans (together, the “Mortgage Loans”).

Class sizes are subject to final collateral pool and rating agency approval and may increase or decrease by up to 10%.

(2)

The WAL and Payment Window for the Class 1-A1A1, Class1-A1A2, Class 1-A1B, Class 2-A1A1, Class 2-A1A2, Class 2-A1B, Class 2-A1C, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates are shown to the first possible Optional Call Date and to maturity.

(3)

On each Distribution Date the Certificate Interest Rate for the Class 1-A1A1, Class1-A1A2, Class 1-A1B, Class 2-A1A1, Class 2-A1A2, Class 2-A1B and Class 2-A1C Certificates will be equal to the least of (i) LIBOR plus the related margin (in each case, which margin doubles after the first possible Optional Call Date) (ii) the related Net WAC Cap and (iii) [11.00%.]

(4)

The Class X Certificates will have a notional balance equal to the aggregate certificate balance of the of the Mortgage Loans on the first day of the month of such Distribution Date plus the amounts on deposit in the Pre-Funding Account immediately prior to such Distribution Date.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans over (ii) the product of (a) the sum of (x) interest accrued on the Certificates (other than the Class X Certificates) during the related accrual period, and (y) the insurance premium accrued during the related accrual period and (b) 12, divided by the aggregate principal balance of the Mortgage Loans.

(5)

The Class PO Certificates will consist of two principal only components each related to a specific group of Mortgage Loans.  The Class PO Certificates will have an initial principal balance equal to $100, which principal balance will be increased to the extent of any Net Deferred Interest from the related Mortgage Loans allocated to the Class X Certificates, as described herein.  The Class PO will not receive interest distributions.

(6)

On each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 Class B-7 Certificates will be equal to the least of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date), (ii) the related Net WAC Cap and (iii) the Net Maximum Rate Cap.

Depositor:

Greenwich Capital Acceptance, Inc.

Underwriter:

Greenwich Capital Markets, Inc.

Insurer:

Ambac Assurance Corporation.

Servicer:

Countrywide Home Loans Servicing, LP.

Trustee:

U.S. Bank National Association.

Custodian:

The Bank of New York.

Rating Agencies:

S&P, Moody’s, and Dominion Bond Rating Service will rate the Offered Certificates.  It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:

September 1, 2005.

Expected Pricing Date:

September [23], 2005.

Closing Date:

On or about September 30, 2005.

Distribution Date:

The 19th day of each month (or if such day is not a business day, the next succeeding business day), commencing in October 2005.

Senior Certificates:

The “Senior Certificates” will consist of the Class 1-A1A1, Class 1-A1A2, Class 1-A1B, Class 2-A1A1, Class 2-A1A2, Class 2-A1B, Class 2-A1C (collectively, the “Class A Certificates”), Class PO, Class A-R and Class X Certificates.  The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates, (collectively, the “Subordinate Certificates”).  The Class 1-A1A1, Class 1-A1A2, Class 1-A1B, Class 2-A1A1, Class 2-A1A2, Class 2-A1B, Class 2-A1B and Class 2-A1C Certificates (collectively, the “Offered Certificates”) are being offered publicly.

Accrued Interest:

The price to be paid by investors for the Class A and Subordinate Certificates will not include accrued interest (settling flat).

The price to be paid by investors for the Class A-R and Class X Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (30 days).

Interest Accrual Period:

The interest accrual period with respect to the Class A and Subordinate Certificates for a given Distribution Date will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis).

The interest accrual period for the Class A-R and Class X Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC.  The Offered Certificates will, upon request, be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that the Senior Certificates and Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

Minimum Denominations:

$25,000 and integral multiples of $1 in excess thereof; provided that the Certificates must be purchased in minimum total investment of $100,000.

ERISA Eligibility:

The Class 1-A1A1, Class 1-A1A2, Class 2-A1A1 and Class 2-A1A2 Certificates are expected to be ERISA eligible at the end of the Pre-Funding Period.  Prospective investors should review with their legal advisors whether the purchase and holding of the Class 1-A1A1, Class 2-A1A1 and Class 2-A1A2 Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.

SMMEA Treatment:

The Senior Certificates and Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for an option to terminate the Offered Certificates, which may be exercised once the aggregate principal balance of the related Mortgage Loans is less than 10% of the aggregate principal balance of the related Initial Mortgage Loans as of the Cut-off Date and amounts on deposit in the Pre-Funding Account as of the Closing Date (the “Optional Call Date”).

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:

The Initial Mortgage Loans and Subsequent Mortgage Loans are referred to herein as the “Mortgage Loans.” The “Initial Mortgage Loans” consist of adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $793,927,515.  The “Initial Group 1 Mortgage Loans” consist of conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $423,668,804.  The “Initial Group 2 Mortgage Loans” consist of non-conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $370,258,711.

The Mortgage Loans consist of conventional, adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30.  All the Mortgage Loans accrue interest at a mortgage rate which adjusts month (after the initial fixed rate period of generally 1, 2 or 3 months) based upon an Index rate of one-month LIBOR.  After the initial fixed interest rate period, the interest rate for each of the Mortgage Loans will adjust monthly to equal the sum of the related index and the gross margin.  None of the mortgage Loans are subject to a periodic rate adjustment cap.  All of the Mortgage Loans are subject to a maximum mortgage rate.

For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more that 7.50% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance excess a percentage (either 110% or 115%) of the original principal balance due to deferred interest (the “Negative Amortization Limit”), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance

Negative amortization on a Mortgage Loan will occur when the borrower elects to make the minimum monthly payment and such payment is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

On or prior to the Closing Date, it is expected that some of the Initial Mortgage Loans may be removed from the trust and certain other similar mortgage loans may be added to the trust.  The aggregate principal balance is expected to be subject to an increase or decrease of up to 10%.

The collateral information contained herein includes both the Initial Mortgage Loans and the Subsequent Mortgage Loans anticipated to be transferred to the Trust during the Pre-funding Period.

Pre-funding Amount:

On the Closing Date, the Seller will deposit approximately $127,671,809 (the “Pre-funding Amount”) Loans into an account, (the “Pre-funding Account”), which will consist of approximately $65,381,888 to purchase additional Group 1 Mortgage Loans and approximately $62,289,921 to purchase additional Group 2 Mortgage.  Funds on deposit in the Pre-funding Account will be used from time to time to acquire “Subsequent Mortgage Loans” during the Pre-funding Period.  It is expected that the composition and characteristics of the Subsequent Mortgage Loans will be similar to those of the Initial Mortgage Loans in all material respects.

The “Pre-funding Period” commences on the Closing Date and ends on the earlier of (i) the date on which the amount on deposit in the Pre-funding Account is less than $100,000 and (ii) December 31, 2005.

To the extent that the Trust does not fully use amounts on deposit in the Pre-funding Account to purchase Subsequent Mortgage Loans by the end of the Pre-funding Period, the Trust will apply the remaining amounts as a prepayment of principal to the related Class A Certificates on the Distribution Date immediately following the end of the Pre-funding Period.  Although no assurance is possible, it is not anticipated that a material amount of principal will be prepaid on the Offered Certificates from amounts in the Pre-funding Account.

Credit Enhancement:

Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for each class of Subordinate Certificates will consist of the subordination provided by Subordinate Certificates with a higher numerical class designation.

The Policy:

The Policy issued by the Insurer will guarantee the timely payment of interest and ultimate payment of principal on the Class 1-A1B and Class 2-A1C Certificates. The Policy will not provide credit enhancement for any class of certificates other than the Class 1-A1B and Class 2-A1C Certificates.

Shifting Interest:

Prior to the Distribution Date occurring in October 2015, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the related Senior Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal.

The unscheduled principal payment percentages on the Subordinate Certificates are as follows:

Periods:

Unscheduled Principal Payments (%)

October 2005 – September 2015

0% Pro Rata Share

October 2015 – September 2016

30% Pro Rata Share

October 2016 – September 2017

40% Pro Rata Share

October 2017 – September 2018

60% Pro Rata Share

October 2018 – September 2019

80% Pro Rata Share

October 2019 and after

100% Pro Rata Share

However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in October 2008, the Subordinate Certificates will be entitled to only 50% of their pro-rata share of the unscheduled principal payments or (ii) on or after the Distribution Date in October 2008, the Subordinate Certificates will be entitled to 100% of their pro-rata share of the unscheduled principal payments.

Scheduled principal payments will be distributed pro-rata to the Senior and Subordinate Certificates.

Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates.  In the event the current senior percentage related to the loan group (the aggregate principal balance of the related Senior Certificates, divided by the aggregate principal balance of the related Mortgage Loans plus amounts on deposit in the Pre-Funding Account, if any) exceeds the applicable initial senior percentage (the aggregate principal balance of the related Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the related Mortgage Loans as of the Cut-off Date plus amounts on deposit in the Pre-Funding Account), the related Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans in the related group, regardless of any unscheduled principal payment percentages above.

Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled principal amounts and (ii) the excess, if any, of voluntary prepayments over Deferred Interest.

Allocation of

Realized Losses:

Any realized losses on the Mortgage Loans will be allocated as follows: first to the Subordinate Certificates in reverse order of their numerical designations, in each case until the related class principal balance has been reduced to zero; and second to the Senior Certificates (other than the Class X Certificates) as follows:

1.

Any remaining realized losses on the Group 1 Mortgage Loans will be allocated to the to the Class A-R, Class 1-A1A1, Class 1-A1A2 and Class 1-A1B Certificates and the Group 1 component of the Class PO Certificates on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that the Class 1-A1A1 and Class 1-A1A2 Certificates’ pro-rata allocation of realized losses will first be allocated to the Class 1-A1B Certificates, until the related class principal balance has been reduced to zero, and second, on a pro-rata basis to the Class 1-A1A1 and Class 1-A1A2 Certificates, in that order, until the related class principal balance has been reduced to zero.

2.

Any remaining realized losses on the Group 2 Mortgage Loans will be allocated to the to the Class 2-A1A1, Class 2-A1A2, Class 2-A1B and Class 2-A1C Certificates and the Group 2 component of the Class PO Certificates on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that all realized losses allocable to the Class 2-A1A1, Class 2-A1A2, Class 2-A1B and Class 2-A1C Certificates will be allocated first, to the Class 2-A1C Certificates, second, to the Class 2-A1B Certificates and third, on a pro-rata basis to the Class 2-A1A1 and Class 2-A1A2 Certificates, in that order, until the related class principal balance has been reduced to zero.

Net Mortgage Rate:

The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate (0.375%), LPMI fee rate, if any, and the trustee fee rate.

Net WAC Cap:

The “Net WAC Cap” for the Class 1-A1A1, Class 1-A1A2 and Class 1-A1B Certificates (the “Group 1 Net WAC Cap”) for any Distribution Date equals the product of (i) weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans (and in the case of the Class 1-A1B Certificates only, reduced by the rate at which the surety fee payable to the Insurer is calculated) multiplied by (ii) the quotient of 30 divided by the actual number of days in the accrual period.

The Net WAC Cap for the Class 2-A1A1, Class 2-A1A2, Class 2-A1B and Class 2-A1C Certificates (the “Group 2 Net WAC Cap”) for any Distribution Date equals the product of (i) weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans (and in the case of the Class 2-A1C Certificates only, reduced by the rate at which the surety fee payable to the Insurer is calculated) multiplied by (ii) the quotient of 30 divided by the actual number of days in the accrual period.

The Net WAC Cap applicable for the Subordinate Certificates (the “Subordinate Net WAC Cap”) for any Distribution Date equals the weighted average of the Group 1 Net WAC Cap and the Group 2 Net WAC Cap (computed without regard to the adjustments applicable to the Class 1-A1B and Class 2-A1C Certificates) weighted on the basis of the Group Subordinate Amounts for each loan group.

The “Group Subordinate Amount” for each loan group and any Distribution Date, is the excess, if any, of (i) the sum of the aggregate principal balance of the Mortgage Loans in such Group as of the first day of the prior to such Distribution Date and any related Pre-funding Amounts, over the aggregate of the principal balances of the Senior Certificates related to such loan group immediately prior to such Distribution Date.

Net Maximum Rate Cap:

The “Net Maximum Rate Cap” for the Subordinate Certificates and any Distribution Date is equal to the Subordinate Net WAC Cap, computed for this purpose by assuming that each Mortgage Loan accrued interest at its maximum loan rate.

Carryover Shortfall

Amount:

Each of the Class A and Subordinate Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the related Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the related Net WAC Cap) (together, the related “Carryover Shortfall Amount”).  The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the Class X Certificates (after the reduction due to Net Deferred Interest allocable to the Class X Certificates,) and additionally in the case of the Class A Certificates amounts available from the related Yield Maintenance Agreement, on such Distribution Date or future Distribution Dates.

Adjusted Cap Rate:

The “Group 1 Adjusted Cap Rate” for the Class 1-A1A1, Class 1-A1A2 and Class 1-A1B Certificates and for any Distribution Date equals (x) the related Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 1 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the first day of the month prior to such Distribution, adjusted for the related accrual period.

The “Group 2 Adjusted Cap Rate” for the Class 2-A1A1, Class 2-A1A2, Class 2-A1B and Class 2-A1C Certificates and for any Distribution Date equals (x) the related Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 2 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the month prior to such Distribution Date, adjusted for the related accrual period.

The “Subordinate Adjusted Cap Rate” for the Subordinate Certificates and for any Distribution Date equals the weighted average of the Group 1 Adjusted Cap Rate and the Group 2 Adjusted Cap Rate for such distribution Date (computed for this purpose without regard to the adjustment applicable to the Class 1-A1B and Class 2-A1C Certificates), weighted on the basis of the Group Subordinate Amount for Group 1 and Group 2.

The “Class X Adjusted Cap Rate” for the Class X Certificates and any Distribution Date shall equal the Certificate Interest Rate for the Class X Certificates, computed for this purpose by (i) reducing the weighted average Net Mortgage Rates of the Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the Mortgage Loans as of the first day of the related collection period, and (ii) computing the amount of interest accrued on the certificates (other than the Class X Certificates) by substituting “Adjusted Cap Rate” for “Net WAC Cap” in the definition of pass-through rate for each of the Class A, Class A-R and Subordinate Certificates.

Net Deferred Interest:

The “Net Deferred Interest” for a Distribution Date and each Mortgage Loan Group is the excess, if any, of related Deferred Interest for the related due period and group over voluntary principal prepayments for the related prepayment period and group.

For any Distribution Date, Net Deferred Interest will be allocated among the related Certificates in an amount equal to the excess, if any, for each such related class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Rate Cap for such class and Distribution Date.  The amount of current interest allocable to each Class of Certificates will be reduced by the amount of related Net Deferred Interest allocable to such Class of Certificates and such related Net Deferred Interest will be added to the principal balance of such Class of Certificates (or added to the principal balance of the related component of the Class PO Certificates in the case of the Class X Certificates).

Yield Maintenance

Agreement:

On the Closing Date, the Trustee will enter into four “Yield Maintenance Agreements”, or “YMAs”, with a counterparty (the “Counterparty”) for the benefit of (i) the Class 1-A1A1 and Class 1-A1A2, (ii) the Class 1-A1B, (iii) the Class 2-A1A1, Class 2-A1A2 and Class 2-A1B, and (iv) the Class 2-A1C Certificates, respectively. The notional balance of each YMA for any Distribution Date is equal to the lesser of (i) the notional balance as set forth for such Distribution Date and (ii) the aggregate balance of the related Certificates on the day prior to such Distribution Date.  The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. For each YMA, such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 11.00%.  The Yield Maintenance Agreements will terminate after the Distribution Date in April 2016.  Any payments received from the related Yield Maintenance Agreement will be used to pay Carryover Shortfall Amounts on the Class 1-A1A1, Class 1-A1A2, Class 1-A1B, Class 2-A1A1, Class 2-A1A2, Class 2-A1B and Class 2-A1C Certificates, provided that payments will be allocated pro rata based on amounts due, respectively.

The Class 1-A1A1 and Class 1-A1A2 Yield Maintenance Agreement
Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)
1	N/A	N/A	44	158,808,208.78	9.51692	87	68,267,293.76	9.51693
2	343,154,805.88	8.45040	45	155,011,711.00	9.20993	88	66,943,971.92	9.20993
3	337,648,784.82	9.51687	46	151,287,236.54	9.51693	89	65,645,704.48	9.20993
4	332,465,229.44	9.20988	47	148,399,803.56	9.20993	90	64,372,022.88	10.19671
5	327,358,555.84	9.20988	48	145,566,596.88	9.20993	91	63,122,467.32	9.20993
6	322,327,538.94	10.19665	49	142,786,606.84	9.51693	92	61,896,586.54	9.51693
7	317,370,974.26	9.20988	50	140,058,842.54	9.20993	93	60,693,937.64	9.20993
8	312,487,677.54	9.51688	51	137,382,331.46	9.51693	94	59,514,085.94	9.51693
9	307,676,484.42	9.20988	52	134,756,119.04	9.20993	95	58,356,604.90	9.20994
10	302,930,094.60	9.51688	53	132,179,268.48	9.20993	96	57,221,075.82	9.20994
11	298,232,100.94	9.20989	54	129,650,860.30	10.19671	97	56,107,087.84	9.51693
12	293,576,103.82	9.20989	55	127,169,992.08	9.20993	98	55,014,237.72	9.20994
13	288,973,257.86	9.51689	56	124,735,778.12	9.51693	99	53,942,129.72	9.51693
14	284,428,877.82	9.20989	57	122,347,349.14	9.20993	100	52,890,375.46	9.20994
15	279,950,996.74	9.51689	58	120,003,852.00	9.51693	101	51,858,593.72	9.20994
16	275,539,820.90	9.20989	59	117,704,449.32	9.20993	102	50,846,410.46	10.19672
17	271,194,283.62	9.20989	60	115,448,319.32	9.20993	103	49,853,458.54	9.20994
18	266,913,336.28	10.19667	61	113,234,655.38	9.51693	104	48,879,377.66	9.51693
19	262,695,947.88	9.20989	62	111,062,665.90	9.20993	105	47,923,814.20	9.20994
20	258,541,104.82	9.51689	63	108,931,573.94	9.51693	106	46,986,421.16	9.51694
21	254,447,810.52	9.20990	64	106,840,616.92	9.20993	107	46,066,857.92	9.20994
22	250,409,791.44	9.51689	65	104,789,046.50	9.20993	108	45,164,790.28	9.20994
23	246,412,942.12	9.20990	66	102,776,128.12	10.19671	109	44,279,890.20	9.51694
24	242,451,763.54	9.20990	67	100,801,140.92	9.20993	110	43,411,835.76	9.20994
25	238,535,853.24	9.51690	68	98,863,377.36	9.51693	111	42,560,311.04	9.51694
26	234,669,786.46	9.20990	69	96,962,143.06	9.20993	112	41,725,005.96	9.20994
27	230,860,476.12	9.51690	70	95,096,756.48	9.51693	113	40,905,616.26	9.20994
28	227,108,104.04	9.20991	71	93,266,548.76	9.20993	114	40,101,843.28	10.19672
29	223,411,757.32	9.20991	72	91,470,863.44	9.20993	115	39,313,394.00	9.20994
30	219,770,538.46	9.84507	73	89,709,056.26	9.51693	116	38,539,980.78	9.51694
31	215,259,560.46	9.20993	74	87,980,494.86	9.20993	117	37,781,321.36	9.20994
32	210,505,718.86	9.51692	75	86,284,558.66	9.51693	118	37,037,138.76	9.51694
33	205,731,161.22	9.20993	76	84,620,638.58	9.20993	119	36,307,161.10	9.20994
34	201,046,753.38	9.51692	77	82,988,136.86	9.20993	120	35,591,121.60	9.20994
35	196,450,824.44	9.20993	78	81,386,466.82	9.84510	121	34,888,758.46	9.51694
36	191,941,734.44	9.20993	79	79,815,052.66	9.20993	122	34,199,814.72	9.20994
37	187,517,873.90	9.51692	80	78,273,329.26	9.51693	123	33,524,038.22	9.51694
38	183,177,663.14	9.20993	81	76,760,742.06	9.20993	124	32,861,181.50	9.20994
39	178,919,551.84	9.51692	82	75,276,746.70	9.51693	125	32,211,001.72	9.20994
40	174,742,018.38	9.20993	83	73,820,809.00	9.20993	126	31,573,260.52	9.84511
41	170,643,569.44	9.20993	84	72,392,404.64	9.20993	127	30,947,724.04	9.20994
42	166,622,739.38	10.19671	85	70,991,019.08	9.51693
43	162,678,089.74	9.20993	86	69,616,147.34	9.20993

The Class 1-A1B Yield Maintenance Agreement
Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)
1	N/A	N/A	44	39,701,824.80	9.42692	87	17,066,725.68	9.42693
2	85,788,210.10	8.36331	45	38,752,705.78	9.12283	88	16,735,897.12	9.12284
3	84,411,712.72	9.42687	46	37,821,592.50	9.42693	89	16,411,332.12	9.12284
4	83,115,831.29	9.12278	47	37,099,738.39	9.12283	90	16,092,913.55	10.10028
5	81,839,170.21	9.12278	48	36,391,440.78	9.12283	91	15,780,526.45	9.12284
6	80,581,423.19	10.10022	49	35,696,447.25	9.42693	92	15,474,058.00	9.42693
7	79,342,289.11	9.12278	50	35,014,510.08	9.12283	93	15,173,397.50	9.12284
8	78,121,471.93	9.42688	51	34,345,386.14	9.42693	94	14,878,436.27	9.42693
9	76,918,680.54	9.12279	52	33,688,836.80	9.12283	95	14,589,067.66	9.12284
10	75,732,089.88	9.42688	53	33,044,627.85	9.12283	96	14,305,187.02	9.12284
11	74,557,598.19	9.12279	54	32,412,529.43	10.10028	97	14,026,691.62	9.42693
12	73,393,605.58	9.12279	55	31,792,315.92	9.12283	98	13,753,480.66	9.12284
13	72,242,900.68	9.42689	56	31,183,765.92	9.42693	99	13,485,455.19	9.42693
14	71,106,812.18	9.12279	57	30,586,662.09	9.12283	100	13,222,518.13	9.12284
15	69,987,348.32	9.42689	58	30,000,791.16	9.42693	101	12,964,574.17	9.12284
16	68,884,560.67	9.12280	59	29,425,943.79	9.12283	102	12,711,529.81	10.10029
17	67,798,182.58	9.12280	60	28,861,914.52	9.12283	103	12,463,293.25	9.12284
18	66,727,951.87	10.10024	61	28,308,501.70	9.42693	104	12,219,774.42	9.42693
19	65,673,610.81	9.12280	62	27,765,507.44	9.12283	105	11,980,884.93	9.12284
20	64,634,906.00	9.42689	63	27,232,737.50	9.42693	106	11,746,538.01	9.42694
21	63,611,588.28	9.12280	64	26,710,001.25	9.12283	107	11,516,648.52	9.12284
22	62,602,089.29	9.42689	65	26,197,111.58	9.12283	108	11,291,132.90	9.12284
23	61,602,882.69	9.12280	66	25,693,884.87	10.10028	109	11,069,909.15	9.42694
24	60,612,593.71	9.12280	67	25,200,140.89	9.12283	110	10,852,896.78	9.12284
25	59,633,621.74	9.42690	68	24,715,702.78	9.42693	111	10,640,016.82	9.42694
26	58,667,110.59	9.12281	69	24,240,396.92	9.12283	112	10,431,191.74	9.12284
27	57,714,788.46	9.42690	70	23,774,052.95	9.42693	113	10,226,345.49	9.12284
28	56,776,700.81	9.12281	71	23,316,503.64	9.12283	114	10,025,403.40	10.10029
29	55,852,619.42	9.12281	72	22,867,584.88	9.12283	115	9,828,292.21	9.12284
30	54,942,319.92	9.75197	73	22,427,135.61	9.42693	116	9,634,940.01	9.42694
31	53,814,581.88	9.12283	74	21,994,997.73	9.12283	117	9,445,276.24	9.12284
32	52,626,128.29	9.42692	75	21,571,016.11	9.42693	118	9,259,231.65	9.42694
33	51,432,495.72	9.12283	76	21,155,038.48	9.12283	119	9,076,738.28	9.12284
34	50,261,400.47	9.42692	77	20,746,915.38	9.12284	120	8,897,729.44	9.12284
35	49,112,424.81	9.12283	78	20,346,500.17	9.75200	121	8,722,139.66	9.42694
36	47,985,158.77	9.12283	79	19,953,648.87	9.12284	122	8,549,904.71	9.12284
37	46,879,199.97	9.42692	80	19,568,220.24	9.42693	123	8,380,961.55	9.42694
38	45,794,153.49	9.12283	81	19,190,075.60	9.12284	124	8,215,248.32	9.12284
39	44,729,631.76	9.42692	82	18,819,078.89	9.42693	125	8,052,704.31	9.12284
40	43,685,254.38	9.12283	83	18,455,096.54	9.12284	126	7,893,269.92	9.75201
41	42,660,648.01	9.12283	84	18,097,997.50	9.12284	127	7,736,886.70	9.12285
42	41,655,446.25	10.10028	85	17,747,653.12	9.42693
43	40,669,289.49	9.12283	86	17,403,937.15	9.12284

The Class 2-A1A1, Class 2-A1A2 and Class 2-A1B Yield Maintenance Agreement
Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)
1	N/A	N/A	44	149,154,968.25	9.55637	87	64,116,089.02	9.55636
2	322,527,158.71	8.45316	45	145,589,165.95	9.24810	88	62,873,194.65	9.24809
3	317,382,898.73	9.55633	46	142,091,011.99	9.55637	89	61,653,832.43	9.24809
4	312,551,572.11	9.24806	47	139,379,029.06	9.24810	90	60,457,562.29	10.23896
5	307,791,332.78	9.24806	48	136,717,978.25	9.24810	91	59,283,952.36	9.24809
6	303,101,055.31	10.23893	49	134,106,911.25	9.55637	92	58,132,578.76	9.55636
7	298,479,633.08	9.24806	50	131,544,897.38	9.24810	93	57,003,025.53	9.24809
8	293,925,978.00	9.55633	51	129,031,023.11	9.55637	94	55,894,884.40	9.55636
9	289,439,020.15	9.24806	52	126,564,391.94	9.24810	95	54,807,754.69	9.24809
10	285,007,978.18	9.55633	53	124,144,123.90	9.24810	96	53,741,243.20	9.24809
11	280,627,771.12	9.24806	54	121,769,355.40	10.23896	97	52,694,963.98	9.55636
12	276,287,290.98	9.24806	55	119,439,238.83	9.24810	98	51,668,538.29	9.24809
13	271,993,193.40	9.55633	56	117,152,942.29	9.55636	99	50,661,594.46	9.55636
14	267,754,156.70	9.24806	57	114,909,649.27	9.24809	100	49,673,767.64	9.24809
15	263,577,005.80	9.55633	58	112,708,558.48	9.55636	101	48,704,699.86	9.24809
16	259,461,564.12	9.24806	59	110,548,883.41	9.24809	102	47,754,039.72	10.23896
17	255,406,851.51	9.24806	60	108,429,852.15	9.24809	103	46,821,442.42	9.24809
18	251,411,904.27	10.23893	61	106,350,707.12	9.55636	104	45,906,569.54	9.55636
19	247,475,774.84	9.24807	62	104,310,704.77	9.24809	105	45,009,088.93	9.24809
20	243,597,531.52	9.55633	63	102,309,115.37	9.55636	106	44,128,674.68	9.55636
21	239,776,258.26	9.24807	64	100,345,222.69	9.24809	107	43,265,006.88	9.24809
22	236,002,687.09	9.55633	65	98,418,323.77	9.24809	108	42,417,771.60	9.24809
23	232,272,452.34	9.24806	66	96,527,728.73	10.23896	109	41,586,660.75	9.55636
24	228,576,005.07	9.24806	67	94,672,760.44	9.24809	110	40,771,371.94	9.24809
25	224,919,072.99	9.55633	68	92,852,754.39	9.55636	111	39,971,608.47	9.55636
26	221,309,123.32	9.24806	69	91,067,058.35	9.24809	112	39,187,079.08	9.24809
27	217,752,029.27	9.55633	70	89,315,032.20	9.55636	113	38,417,498.00	9.24809
28	214,247,642.78	9.24807	71	87,596,047.70	9.24809	114	37,662,584.72	10.23896
29	210,795,124.60	9.24807	72	85,909,488.24	9.24809	115	36,922,064.01	9.24809
30	206,812,249.26	9.88589	73	84,254,748.70	9.55636	116	36,195,665.69	9.55636
31	202,281,918.94	9.24810	74	82,631,235.16	9.24809	117	35,483,124.68	9.24809
32	197,711,194.51	9.55637	75	81,038,364.71	9.55636	118	34,784,180.79	9.55636
33	193,226,743.03	9.24810	76	79,475,565.28	9.24809	119	34,098,578.67	9.24809
34	188,826,965.41	9.55637	77	77,942,275.41	9.24809	120	33,426,067.79	9.24809
35	184,510,292.23	9.24810	78	76,437,944.05	9.88589	121	32,766,402.17	9.55636
36	180,275,183.16	9.24810	79	74,962,030.37	9.24809	122	32,119,340.54	9.24809
37	176,120,126.45	9.55637	80	73,514,003.64	9.55636	123	31,484,646.00	9.55636
38	172,043,638.34	9.24810	81	72,093,342.90	9.24809	124	30,862,086.17	9.24809
39	168,044,262.71	9.55637	82	70,699,536.90	9.55636	125	30,251,432.93	9.24809
40	164,120,570.35	9.24810	83	69,332,083.90	9.24809	126	29,652,462.41	9.88589
41	160,271,158.63	9.24810	84	67,990,491.44	9.24809	127	29,064,954.96	9.24809
42	156,494,650.90	10.23896	85	66,674,276.22	9.55636
43	152,789,696.12	9.24810	86	65,382,963.93	9.24809

The Class 2-A1C Yield Maintenance Agreement
Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)
1	N/A	N/A	44	26,321,464.99	9.46637	87	11,314,603.94	9.46636
2	56,916,557.42	8.36607	45	25,692,205.76	9.16100	88	11,095,269.64	9.16100
3	56,008,746.84	9.46633	46	25,074,884.47	9.46637	89	10,880,088.08	9.16100
4	55,156,159.78	9.16097	47	24,596,299.25	9.16100	90	10,668,981.58	10.14253
5	54,316,117.55	9.16097	48	24,126,702.04	9.16100	91	10,461,873.95	9.16100
6	53,488,421.53	10.14250	49	23,665,925.52	9.46637	92	10,258,690.37	9.46636
7	52,672,876.43	9.16097	50	23,213,805.42	9.16100	93	10,059,357.45	9.16100
8	51,869,290.23	9.46633	51	22,770,180.55	9.46637	94	9,863,803.13	9.46636
9	51,077,474.14	9.16097	52	22,334,892.69	9.16100	95	9,671,956.71	9.16100
10	50,295,525.56	9.46633	53	21,907,786.57	9.16100	96	9,483,748.80	9.16100
11	49,522,547.84	9.16097	54	21,488,709.78	10.14253	97	9,299,111.29	9.46636
12	48,756,580.76	9.16097	55	21,077,512.74	9.16100	98	9,117,977.35	9.16100
13	47,998,798.84	9.46633	56	20,674,048.64	9.46636	99	8,940,281.37	9.46636
14	47,250,733.54	9.16097	57	20,278,173.40	9.16100	100	8,765,959.00	9.16100
15	46,513,589.26	9.46633	58	19,889,745.61	9.46636	101	8,594,947.03	9.16100
16	45,787,334.85	9.16097	59	19,508,626.48	9.16100	102	8,427,183.48	10.14253
17	45,071,797.33	9.16097	60	19,134,679.79	9.16100	103	8,262,607.49	9.16100
18	44,366,806.64	10.14250	61	18,767,771.85	9.46636	104	8,101,159.33	9.46636
19	43,672,195.56	9.16097	62	18,407,771.43	9.16100	105	7,942,780.40	9.16099
20	42,987,799.68	9.46633	63	18,054,549.77	9.46636	106	7,787,413.18	9.46636
21	42,313,457.34	9.16097	64	17,707,980.47	9.16100	107	7,635,001.21	9.16099
22	41,647,533.02	9.46633	65	17,367,939.49	9.16100	108	7,485,489.11	9.16099
23	40,989,256.29	9.16097	66	17,034,305.07	10.14253	109	7,338,822.48	9.46636
24	40,336,942.07	9.16097	67	16,706,957.73	9.16100	110	7,194,947.99	9.16099
25	39,691,601.12	9.46633	68	16,385,780.19	9.46636	111	7,053,813.26	9.46636
26	39,054,551.17	9.16097	69	16,070,657.36	9.16100	112	6,915,366.90	9.16099
27	38,426,828.69	9.46633	70	15,761,476.27	9.46636	113	6,779,558.47	9.16099
28	37,808,407.55	9.16097	71	15,458,126.06	9.16100	114	6,646,338.48	10.14253
29	37,199,139.64	9.16097	72	15,160,497.92	9.16100	115	6,515,658.35	9.16099
30	36,496,279.28	9.79279	73	14,868,485.07	9.46636	116	6,387,470.42	9.46636
31	35,696,809.22	9.16100	74	14,581,982.67	9.16100	117	6,261,727.88	9.16099
32	34,890,210.80	9.46637	75	14,300,887.89	9.46636	118	6,138,384.84	9.46636
33	34,098,837.01	9.16100	76	14,025,099.76	9.16100	119	6,017,396.24	9.16099
34	33,322,405.66	9.46637	77	13,754,519.19	9.16100	120	5,898,717.84	9.16099
35	32,560,639.81	9.16100	78	13,489,048.95	9.79279	121	5,782,306.27	9.46636
36	31,813,267.62	9.16100	79	13,228,593.60	9.16100	122	5,668,118.92	9.16099
37	31,080,022.31	9.46637	80	12,973,059.47	9.46636	123	5,556,114.00	9.46636
38	30,360,642.06	9.16100	81	12,722,354.63	9.16100	124	5,446,250.50	9.16099
39	29,654,869.89	9.46637	82	12,476,388.86	9.46636	125	5,338,488.16	9.16099
40	28,962,453.59	9.16100	83	12,235,073.63	9.16100	126	5,232,787.48	9.79279
41	28,283,145.64	9.16100	84	11,998,322.02	9.16100	127	5,129,109.70	9.16099
42	27,616,703.10	10.14253	85	11,766,048.74	9.46636
43	26,962,887.55	9.16100	86	11,538,170.10	9.16100

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

The Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, provided, however, that any interest otherwise distributable with respect to the Class X Certificates will be reduced to the extent necessary to pay any related Carryover Shortfall Amount below (after giving effect to any related Net Deferred Interest amount allocated to the Class PO Components);

2)

**

a)

from the Group 1 Mortgage Loans first to the Class A-R Certificates, second, pro rata to the Class 1-A1A1, Class 1-A1A2 and Class 1-A1B Certificates and third to the Group 1 component of the Class PO Certificates, until the principal balance of such Class or component has been reduced to zero, up to the principal allocable for such classes;

b)

from the Group 2 Mortgage Loans, first pro rata to the Class 2-A1A1, Class 2-A1A2, Class 2-A1B and Class 2-A1C Certificates and second to the Group 2 component of the Class PO Certificates, until the aggregate principal balance of such Classes or component has been reduced to zero, up to the principal allocable for such classes;

3)

to the Class 1-A1A1, Class 1-A1A2, Class 1-A1B, Class 2-A1A1, Class 2-A1A2, Class 2-A1B and Class 2-A1C on a pro rata basis to pay any related Carryover Shortfall Amount from amounts otherwise distributable with respect to the Class X Certificates (after giving effect to any related Net Deferred Interest amount allocated to the Class X Certificates and after giving effect to any distributions made pursuant to the related Yield Maintenance Agreement);

4)

To the Insurer, any reimbursement amounts due for prior draws on the Policy;

5)

First, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and second, the respective share of principal allocable to such Classes;

6)

to the Subordinate Certificates, sequentially, to pay any related Carryover Shortfall Amount from amounts otherwise distributable with respect to the Class X Certificates (after giving effect to any Net Deferred Interest amount allocated to the Class X Certificates)

7)

Class A-R Certificates, any remaining amount.

*   The accrued and unpaid interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any related Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.

**   Under certain limited circumstances such as when (i) the aggregate principal balance of any of the Class A Certificates and the related principal only component have been reduced to zero or  (ii) the aggregate principal balance of any of the Class A Certificates and the related principal only component are undercollateralized, principal and/or interest from such related mortgage loan group in case (i) or principal and interest from the other mortgage loan group in the case (ii) will be used to make    payments on the unrelated Class A Certificates and principal only component, as described in the prospectus.

Yield Tables (%)

Class B-1 To Optional Call Date
100-00	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	13.07	9.27	6.98	5.60	4.75
MDUR (yr)	9.48	7.30	5.78	4.79	4.16
First Prin Pay	1	1	1	1	1
Last Prin Pay	225	163	124	98	80

Class B-1 To Maturity
100-00	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	13.92	10.15	7.75	6.27	5.38
MDUR (yr)	9.81	7.71	6.20	5.20	4.57
First Prin Pay	1	1	1	1	1
Last Prin Pay	361	361	361	361	361

Class B-2 To Optional Call Date
100-00	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	13.07	9.27	6.98	5.60	4.75
MDUR (yr)	9.29	7.19	5.71	4.74	4.12
First Prin Pay	1	1	1	1	1
Last Prin Pay	225	163	124	98	80

Class B-2 To Maturity
100-00	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	13.92	10.15	7.75	6.27	5.38
MDUR (yr)	9.60	7.58	6.11	5.14	4.52
First Prin Pay	1	1	1	1	1
Last Prin Pay	361	361	361	361	361

Yield Tables

Class B-3 To Optional Call Date
100-00	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	13.07	9.27	6.98	5.60	4.75
MDUR (yr)	8.87	6.94	5.55	4.63	4.03
First Prin Pay	1	1	1	1	1
Last Prin Pay	225	163	124	98	80

Class B-3 To Maturity
100-00	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	13.92	10.15	7.75	6.27	5.38
MDUR (yr)	9.14	7.29	5.92	5.00	4.42
First Prin Pay	1	1	1	1	1
Last Prin Pay	361	361	361	361	361

Class B-4 To Optional Call Date
98-06+	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	13.07	9.27	6.98	5.60	4.75
MDUR (yr)	8.72	6.84	5.49	4.58	3.99
First Prin Pay	1	1	1	1	1
Last Prin Pay	225	163	124	98	80

Class B-4 To Maturity
98-06+	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	13.92	10.15	7.75	6.27	5.38
MDUR (yr)	8.98	7.18	5.84	4.93	4.36
First Prin Pay	1	1	1	1	1
Last Prin Pay	361	361	361	361	361

Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$921,599,324	$25,000	$2,995,991
Average Scheduled Principal Balance	$300,000
Number of Mortgage Loans	3,072

Weighted Average Gross Coupon	4.684%	1.000%	8.250%
Weighted Average FICO Score	704	577	817
Weighted Average Original LTV	76.90%	12.71%	95.18%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	358 months	349 months	360 months
Weighted Average Seasoning	2 months	0 months	11 months

Weighted Average Gross Margin	2.801%	0.975%	4.850%
Weighted Average Minimum Interest Rate	2.801%	0.975%	4.850%
Weighted Average Maximum Interest Rate	9.958%	9.000%	13.075%

Weighted Average Months to Roll	1 month	1 month	4 months

Weighted Average Neg Am Limit	115%	110%	115%
Weighted Average Payment Cap	7.500%	7.500%	7.500%
Weighted Average Recast	60 months	60 months	60 months

Maturity Date		Oct 1 2034	Oct 1 2035
Maximum Zip Code Concentration	0.66%	89123

ARM	100.00%	Purchase	43.37%
		Cash Out Refinance	41.23%
Negam LIBOR	100.00%	Rate/Term Refinance	15.40%

Not Interest Only	100.00%	Single Family	57.67%
		PUD	23.60%
Prepay Penalty: 36 months	54.18%	Condominium	12.97%
Prepay Penalty: 12 months	29.43%	Two-Four Family	5.75%
Prepay Penalty: 0 months	15.78%	Manufactured Housing	0.01%
Prepay Penalty: 30 months	0.57%
Prepay Penalty: 20 months	0.04%	Primary	76.63%
		Investor	16.85%
First Lien	100.00%	Second Home	6.52%

Reduced Documentation	64.98%	Top 5 States:
Full Documentation	12.30%	California	42.00%
SISA	11.92%	Florida	22.66%
Full/Alt	6.83%	Nevada	7.06%
Alternative Documentation	3.97%	Arizona	2.29%
		Virginia	2.08%

Current Principal Balance ($)	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 - 50,000.00	21	$815,432.30	0.09%	4.349%	358	67.82%	723
50,000.01 - 100,000.00	145	11,593,699.13	1.26	4.509	358	77.40	707
100,000.01 - 150,000.00	410	52,314,539.64	5.68	4.609	358	78.43	704
150,000.01 - 200,000.00	463	81,251,183.92	8.82	4.730	358	78.27	706
200,000.01 - 250,000.00	463	104,507,019.76	11.34	4.724	358	77.71	705
250,000.01 - 300,000.00	390	107,202,312.63	11.63	4.924	358	78.45	704
300,000.01 - 350,000.00	293	94,751,719.46	10.28	4.809	358	78.88	697
350,000.01 - 400,000.00	252	94,759,263.77	10.28	4.869	358	78.27	693
400,000.01 - 450,000.00	163	69,100,965.98	7.50	4.934	358	77.67	703
450,000.01 - 500,000.00	126	59,595,024.79	6.47	4.403	358	75.95	710
500,000.01 - 550,000.00	86	45,054,648.67	4.89	4.808	358	78.40	702
550,000.01 - 600,000.00	64	36,859,996.09	4.00	4.471	358	76.81	698
600,000.01 - 650,000.00	67	42,120,953.14	4.57	4.532	358	76.88	700
650,000.01 - 700,000.00	22	14,745,113.44	1.60	4.748	358	69.38	708
700,000.01 - 750,000.00	21	15,235,864.45	1.65	3.780	358	74.87	702
750,000.01 - 800,000.00	18	13,921,753.20	1.51	3.976	358	71.55	702
800,000.01 - 850,000.00	8	6,568,764.60	0.71	5.459	358	74.03	720
850,000.01 - 900,000.00	9	7,946,016.04	0.86	3.355	358	69.74	686
900,000.01 - 950,000.00	8	7,391,770.49	0.80	4.944	358	73.73	718
950,000.01 - 1,000,000.00	20	19,618,936.01	2.13	4.295	359	71.38	717
1,000,000.01+	23	36,244,346.92	3.93	4.268	358	66.06	729
Total	3,072	$921,599,324.43	100.00%	4.684%	358	76.90%	704

Current Gross Rate (%)	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	625	$198,427,459.92	21.53%	1.089%	359	74.10%	703
1.500 - 1.999	154	49,697,145.82	5.39	1.750	358	73.88	697
2.000 - 2.499	151	35,391,881.95	3.84	2.055	359	81.76	710
2.500 - 2.999	44	11,542,515.09	1.25	2.731	358	86.94	708
3.000 - 3.499	33	6,750,130.49	0.73	3.139	358	90.79	722
3.500 - 3.999	18	4,443,129.55	0.48	3.596	359	90.54	694
4.000 - 4.499	6	818,587.57	0.09	4.219	357	85.25	711
4.500 - 4.999	4	614,986.99	0.07	4.736	356	74.57	688
5.000 - 5.499	53	16,196,165.91	1.76	5.253	358	74.29	701
5.500 - 5.999	209	68,234,000.41	7.40	5.694	357	75.74	708
6.000 - 6.499	1,102	341,256,471.14	37.03	6.198	358	76.20	705
6.500 - 6.999	483	140,670,017.40	15.26	6.641	358	78.04	703
7.000 - 7.499	154	39,516,547.19	4.29	7.097	358	85.59	689
7.500 - 7.999	30	6,626,532.44	0.72	7.625	358	91.19	703
8.000 - 8.499	6	1,413,752.56	0.15	8.143	358	92.53	662
Total	3,072	$921,599,324.43	100.00%	4.684%	358	76.90%	704

FICO	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
575-599	1	$363,015.45	0.04%	6.500%	354	80.00%	577
600-624	67	19,685,553.29	2.14	4.260	358	73.54	621
625-649	338	95,309,242.76	10.34	4.559	358	77.71	638
650-674	516	160,657,871.38	17.43	4.783	358	77.07	664
675-699	611	183,402,599.65	19.90	4.610	358	77.35	687
700-724	522	159,731,821.02	17.33	4.839	358	77.07	711
725-749	423	122,302,130.59	13.27	4.795	358	77.28	736
750-774	324	98,538,805.22	10.69	4.564	358	76.74	761
775-799	207	66,803,909.46	7.25	4.615	358	74.87	784
800+	54	13,051,873.03	1.42	4.169	358	73.70	805
None	9	1,752,502.58	0.19	5.549	359	76.47	0
Total	3,072	$921,599,324.43	100.00%	4.684%	358	76.90%	704

Original LTV	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	92	$25,991,763.20	2.82%	3.750%	359	41.03%	716
50.00- 54.99	50	13,172,898.04	1.43	4.356	358	52.59	707
55.00- 59.99	63	19,532,801.51	2.12	4.643	358	57.27	714
60.00- 64.99	96	31,971,800.34	3.47	4.320	358	62.47	697
65.00- 69.99	147	50,586,102.44	5.49	4.580	358	67.36	703
70.00- 74.99	248	98,656,937.96	10.70	4.600	358	72.18	702
75.00- 79.99	564	188,343,797.57	20.44	4.578	358	76.79	701
80.00	1,187	345,955,846.22	37.54	4.565	358	80.00	707
80.01- 84.99	30	6,890,299.69	0.75	6.057	358	83.01	689
85.00- 89.99	132	33,521,710.27	3.64	5.794	358	88.07	681
90.00- 94.99	332	77,379,589.68	8.40	5.300	358	90.37	701
95.00- 99.99	131	29,595,777.51	3.21	5.398	358	95.00	711
Total	3,072	$921,599,324.43	100.00%	4.684%	358	76.90%	704

Original Term (months) (months)	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
360	3,072	$921,599,324.43	100.00%	4.684%	358	76.90%	704
Total	3,072	$921,599,324.43	100.00%	4.684%	358	76.90%	704

Stated Remaining Term (months)(months)	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	3,072	$921,599,324.43	100.00%	4.684%	358	76.90%	704
Total	3,072	$921,599,324.43	100.00%	4.684%	358	76.90%	704

Debt Ratio (%)	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 -20.00	91	$20,826,214.30	2.26%	5.061%	358	73.70%	711
20.01 -25.00	120	28,015,275.59	3.04	4.924	358	75.22	712
25.01 -30.00	229	64,436,205.52	6.99	4.808	358	74.92	714
30.01 -35.00	275	72,339,302.00	7.85	5.110	358	76.64	700
35.01 -40.00	421	125,111,932.41	13.58	4.997	358	77.60	701
40.01 -45.00	407	134,182,037.08	14.56	4.868	358	77.29	700
45.01 -50.00	263	82,349,360.63	8.94	4.786	358	78.61	697
50.01 -55.00	205	63,455,831.64	6.89	4.695	358	78.35	706
55.01 -60.00	22	6,846,193.50	0.74	4.425	358	77.02	689
None	1,039	324,036,971.76	35.16	4.298	358	76.55	705
Total	3,072	$921,599,324.43	100.00%	4.684%	358	76.90%	704

FRM/ARM	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	3,072	$921,599,324.43	100.00%	4.684%	358	76.90%	704
Total	3,072	$921,599,324.43	100.00%	4.684%	358	76.90%	704

Product	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Negam LIBOR	3,072	$921,599,324.43	100.00%	4.684%	358	76.90%	704
Total	3,072	$921,599,324.43	100.00%	4.684%	358	76.90%	704

With Silent 2nds	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
No Silent Seconds	2,435	$700,222,309.93	75.98%	4.735%	358	76.85%	704
Silent Second	637	221,377,014.50	24.02	4.521	358	77.06	703
Total	3,072	$921,599,324.43	100.00%	4.684%	358	76.90%	704

Prepayment Penalty Original Term (months) (months) (months)	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	463	$145,412,363.83	15.78%	3.386%	357	76.17%	712
Prepay Penalty: 12 months	855	271,222,711.83	29.43	4.323	358	76.51	706
Prepay Penalty: 20 months	1	350,234.83	0.04	6.250	357	77.78	729
Prepay Penalty: 30 months	16	5,277,532.78	0.57	5.613	358	75.24	752
Prepay Penalty: 36 months	1,737	499,336,481.16	54.18	5.246	358	77.34	699
Total	3,072	$921,599,324.43	100.00%	4.684%	358	76.90%	704

Lien	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
First Lien	3,072	$921,599,324.43	100.00%	4.684%	358	76.90%	704
Total	3,072	$921,599,324.43	100.00%	4.684%	358	76.90%	704

Documentation Type	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alternative Documentation	150	$36,630,737.05	3.97%	4.256%	358	79.31%	697
Full Documentation	428	113,378,391.42	12.30	4.881	358	78.22	699
Full/Alt	255	62,917,190.87	6.83	4.195	358	79.13	699
Reduced Documentation	1,836	598,841,521.95	64.98	4.649	358	76.28	706
SISA	403	109,831,483.14	11.92	5.092	358	76.85	703
Total	3,072	$921,599,324.43	100.00%	4.684%	358	76.90%	704

Loan Purpose	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	1,242	$380,017,279.91	41.23%	4.531%	358	74.16%	696
Purchase	1,315	399,686,011.75	43.37	4.708	358	80.20	714
Rate/Term Refinance	515	141,896,032.77	15.40	5.023	358	74.95	696
Total	3,072	$921,599,324.43	100.00%	4.684%	358	76.90%	704

Property Type	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Condominium	502	$119,517,313.06	12.97%	4.586%	358	78.49%	716
Manufactured Housing	1	107,963.63	0.01	6.625	358	80.00	748
PUD	670	217,518,657.66	23.60	4.831	358	77.72	707
Single Family	1,731	531,479,797.53	57.67	4.695	358	76.32	700
Two-Four Family	168	52,975,592.55	5.75	4.183	358	75.78	703
Total	3,072	$921,599,324.43	100.00%	4.684%	358	76.90%	704

Occupancy Status	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Investor	693	$155,302,785.85	16.85%	4.558%	358	76.30%	717
Primary	2,175	706,180,143.02	76.63	4.747	358	76.95	699
Second Home	204	60,116,395.56	6.52	4.257	358	77.83	725
Total	3,072	$921,599,324.43	100.00%	4.684%	358	76.90%	704

State	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alabama	14	$2,646,909.59	0.29%	3.612%	359	82.03%	701
Alaska	6	1,246,917.28	0.14	5.583	357	85.50	695
Arizona	88	21,146,908.39	2.29	4.571	358	76.96	706
Arkansas	2	267,445.91	0.03	5.530	358	87.73	727
California	998	387,047,217.91	42.00	4.741	358	74.81	700
Colorado	58	13,434,823.56	1.46	4.744	358	79.96	716
Connecticut	18	5,556,468.81	0.60	5.528	358	76.57	669
Delaware	4	1,098,006.96	0.12	6.029	357	76.79	718
District of Columbia	5	1,452,777.64	0.16	3.783	358	70.20	685
Florida	808	208,799,495.39	22.66	4.875	358	78.86	705
Georgia	35	7,805,204.44	0.85	5.136	358	79.19	697
Hawaii	21	8,514,234.41	0.92	4.502	358	72.69	707
Idaho	20	3,678,636.08	0.40	3.994	358	83.34	695
Illinois	31	7,764,898.04	0.84	3.215	357	79.41	704
Indiana	17	3,248,390.64	0.35	3.507	358	78.77	718
Kansas	3	576,831.63	0.06	2.667	359	79.55	730
Kentucky	11	1,749,296.69	0.19	5.212	358	76.01	718
Louisiana	4	1,248,112.69	0.14	5.364	358	81.02	729
Maryland	44	19,030,435.05	2.06	4.717	358	76.71	706
Massachusetts	26	9,172,256.67	1.00	4.431	357	77.11	707
Michigan	94	18,950,927.68	2.06	4.942	358	80.76	692
Minnesota	35	8,321,248.10	0.90	4.800	358	78.98	699
Mississippi	5	582,096.91	0.06	4.106	358	77.85	647
Missouri	13	1,780,401.67	0.19	5.080	358	81.42	686
Montana	5	890,014.72	0.10	4.686	358	86.02	708
Nevada	218	65,053,711.94	7.06	4.850	358	78.39	713
New Hampshire	6	1,323,702.93	0.14	6.051	358	83.79	707
New Jersey	39	13,500,989.17	1.46	3.228	358	76.41	701
New Mexico	5	1,807,092.39	0.20	1.522	358	73.58	722
New York	12	4,018,410.56	0.44	2.683	358	73.27	733
North Carolina	42	12,757,776.55	1.38	4.920	358	76.66	733
North Dakota	1	100,000.00	0.01	1.375	360	64.52	693
Ohio	40	6,359,878.37	0.69	4.837	358	81.21	718
Oklahoma	3	353,063.61	0.04	6.047	358	70.57	717
Oregon	33	6,704,334.20	0.73	5.185	358	76.84	695
Pennsylvania	30	8,372,532.24	0.91	3.703	358	77.10	705
Rhode Island	8	2,367,326.37	0.26	5.967	358	78.27	688
South Carolina	11	2,995,993.72	0.33	5.440	358	79.13	712
Tennessee	22	3,521,422.51	0.38	4.464	358	76.37	711
Texas	72	11,398,209.35	1.24	4.160	358	76.04	693
Utah	27	5,950,242.14	0.65	4.768	358	79.04	702
Virginia	61	19,141,187.13	2.08	3.887	358	79.06	702
Washington	58	16,016,972.42	1.74	3.986	358	80.01	716
Wisconsin	17	2,951,478.41	0.32	2.847	358	75.92	733
Wyoming	2	895,043.56	0.10	5.604	357	78.45	740
Total	3,072	$921,599,324.43	100.00%	4.684%	358	76.90%	704

Gross Margin (%)	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.001 - 0.999	7	$1,593,098.00	0.17%	1.543%	359	74.39%	703
1.000 - 1.499	6	3,899,528.59	0.42	2.192	360	60.98	702
1.500 - 1.999	93	29,763,081.72	3.23	4.065	358	73.93	693
2.000 - 2.499	384	132,408,836.89	14.37	4.159	358	73.90	708
2.500 - 2.999	1,613	491,132,945.06	53.29	5.010	358	76.28	704
3.000 - 3.499	766	215,253,289.80	23.36	4.284	358	78.73	701
3.500 - 3.999	164	38,964,719.62	4.23	5.021	358	85.70	708
4.000 - 4.499	32	7,003,031.14	0.76	6.387	358	90.96	696
4.500 - 4.999	7	1,580,793.61	0.17	6.547	358	91.99	685
Total	3,072	$921,599,324.43	100.00%	4.684%	358	76.90%	704

Minimum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.001 - 0.999	7	$1,593,098.00	0.17%	1.543%	359	74.39%	703
1.000 - 1.499	6	3,899,528.59	0.42	2.192	360	60.98	702
1.500 - 1.999	93	29,763,081.72	3.23	4.065	358	73.93	693
2.000 - 2.499	384	132,408,836.89	14.37	4.159	358	73.90	708
2.500 - 2.999	1,613	491,132,945.06	53.29	5.010	358	76.28	704
3.000 - 3.499	766	215,253,289.80	23.36	4.284	358	78.73	701
3.500 - 3.999	164	38,964,719.62	4.23	5.021	358	85.70	708
4.000 - 4.499	32	7,003,031.14	0.76	6.387	358	90.96	696
4.500 - 4.999	7	1,580,793.61	0.17	6.547	358	91.99	685
Total	3,072	$921,599,324.43	100.00%	4.684%	358	76.90%	704

Maximum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
9.000 - 9.499	1	$218,584.53	0.02%	6.000%	357	90.00%	700
9.500 - 9.999	3,041	913,663,816.16	99.14	4.674	358	76.84	704
10.000 -10.499	9	2,081,484.67	0.23	5.816	358	78.75	713
10.500 -10.999	12	3,470,225.83	0.38	5.755	357	85.28	693
11.000 -11.499	5	702,484.08	0.08	4.977	359	79.57	705
11.500 -11.999	1	519,884.54	0.06	5.000	357	78.78	742
12.000 -12.499	1	248,839.31	0.03	7.125	358	95.00	684
12.500 -12.999	1	499,262.28	0.05	7.000	357	90.00	638
13.000 -13.499	1	194,743.03	0.02	7.375	358	95.00	709
Total	3,072	$921,599,324.43	100.00%	4.684%	358	76.90%	704

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
110	11	$3,538,422.50	0.38%	2.861%	358	72.36%	738
115	3,061	918,060,901.93	99.62	4.691	358	76.92	704
Total	3,072	$921,599,324.43	100.00%	4.684%	358	76.90%	704

Group 1 Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$489,050,692	$25,000	$646,146
Average Scheduled Principal Balance	$215,726
Number of Mortgage Loans	2,267

Weighted Average Gross Coupon	4.768%	1.000%	8.250%
Weighted Average FICO Score	704	620	817
Weighted Average Original LTV	78.29%	12.71%	95.18%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	358 months	349 months	360 months
Weighted Average Seasoning	2 months	0 months	11 months

Weighted Average Gross Margin	2.853%	0.975%	4.850%
Weighted Average Minimum Interest Rate	2.853%	0.975%	4.850%
Weighted Average Maximum Interest Rate	9.959%	9.000%	13.075%

Weighted Average Months to Roll	1 month	1 month	4 months

Weighted Average Neg Am Limit	115%	110%	115%
Weighted Average Payment Cap	7.500%	7.500%	7.500%
Weighted Average Recast	60 months	60 months	60 months

Maturity Date		Oct 1 2034	Oct 1 2035
Maximum Zip Code Concentration	0.82%	89123

ARM	100.00%	Cash Out Refinance	42.42%
		Purchase	41.00%
Negam LIBOR	100.00%	Rate/Term Refinance	16.58%

Not Interest Only	100.00%	Single Family	54.09%
		PUD	21.52%
Prepay Penalty: 36 months	57.20%	Condominium	15.73%
Prepay Penalty: 12 months	28.53%	Two-Four Family	8.64%
Prepay Penalty: 0 months	13.74%	Manufactured Housing	0.02%
Prepay Penalty: 30 months	0.45%
Prepay Penalty: 20 months	0.07%	Primary	69.86%
		Investor	23.36%
First Lien	100.00%	Second Home	6.78%

Reduced Documentation	57.49%	Top 5 States:
SISA	15.91%	California	31.80%
Full Documentation	13.27%	Florida	26.67%
Full/Alt	8.90%	Nevada	7.78%
Alternative Documentation	4.43%	Arizona	3.04%
		Michigan	2.79%

Current Principal Balance ($)	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 - 50,000.00	21	$815,432.30	0.17%	4.349%	358	67.82%	723
50,000.01 - 100,000.00	144	11,535,199.13	2.36	4.511	358	77.34	707
100,000.01 - 150,000.00	405	51,698,133.94	10.57	4.603	358	78.47	705
150,000.01 - 200,000.00	459	80,492,037.92	16.46	4.727	358	78.29	706
200,000.01 - 250,000.00	459	103,589,466.67	21.18	4.721	358	77.77	706
250,000.01 - 300,000.00	388	106,635,159.11	21.80	4.928	358	78.45	704
300,000.01 - 350,000.00	293	94,751,719.46	19.37	4.809	358	78.88	697
350,000.01 - 400,000.00	61	22,048,520.62	4.51	4.903	358	79.55	695
400,000.01 - 450,000.00	16	6,844,468.31	1.40	4.050	359	77.63	710
450,000.01 - 500,000.00	14	6,615,543.27	1.35	4.338	358	77.11	722
500,000.01 - 550,000.00	3	1,554,521.56	0.32	4.620	358	76.69	721
550,000.01 - 600,000.00	1	550,771.24	0.11	6.375	357	35.48	663
600,000.01 - 650,000.00	3	1,919,718.68	0.39	6.586	358	79.13	711
Total	2,267	$489,050,692.21	100.00%	4.768%	358	78.29%	704

Current Gross Rate (%)	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	435	$92,954,421.89	19.01%	1.129%	359	74.31%	705
1.500 - 1.999	109	26,283,023.35	5.37	1.750	358	73.96	698
2.000 - 2.499	139	25,255,694.19	5.16	2.069	359	85.33	703
2.500 - 2.999	39	8,150,807.23	1.67	2.731	359	90.30	706
3.000 - 3.499	29	4,942,323.02	1.01	3.136	359	90.37	709
3.500 - 3.999	16	3,516,646.10	0.72	3.594	359	90.27	707
4.000 - 4.499	5	760,087.57	0.16	4.216	357	84.89	715
4.500 - 4.999	4	614,986.99	0.13	4.736	356	74.57	688
5.000 - 5.499	38	8,661,140.70	1.77	5.244	358	77.63	696
5.500 - 5.999	142	32,354,826.64	6.62	5.706	358	76.66	705
6.000 - 6.499	780	171,935,041.27	35.16	6.210	358	77.10	705
6.500 - 6.999	372	79,712,593.07	16.30	6.646	358	79.08	706
7.000 - 7.499	129	28,205,850.30	5.77	7.112	358	86.47	690
7.500 - 7.999	25	4,654,659.33	0.95	7.646	358	91.06	710
8.000 - 8.499	5	1,048,590.56	0.21	8.149	357	91.67	660
Total	2,267	$489,050,692.21	100.00%	4.768%	358	78.29%	704

FICO	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
600-624	46	$10,847,407.16	2.22%	4.519%	358	74.95%	622
625-649	254	55,230,683.91	11.29	4.702	358	78.23	637
650-674	366	82,810,544.92	16.93	4.754	358	78.79	663
675-699	442	94,907,375.37	19.41	4.806	358	78.62	687
700-724	389	83,128,804.01	17.00	4.941	358	79.30	712
725-749	324	66,988,711.64	13.70	4.902	358	78.27	736
750-774	254	55,293,584.53	11.31	4.565	358	78.23	761
775-799	146	30,524,622.41	6.24	4.559	358	76.76	785
800+	46	9,318,958.26	1.91	4.593	358	71.23	805
Total	2,267	$489,050,692.21	100.00%	4.768%	358	78.29%	704

Original LTV	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	75	$15,195,682.32	3.11%	4.006%	358	38.85%	724
50.00- 54.99	43	7,301,240.56	1.49	4.872	358	52.67	701
55.00- 59.99	43	7,465,368.08	1.53	4.793	358	57.29	707
60.00- 64.99	68	14,842,533.69	3.03	4.848	358	62.72	698
65.00- 69.99	97	21,250,479.43	4.35	4.332	358	67.68	702
70.00- 74.99	153	36,887,432.51	7.54	4.467	358	72.25	696
75.00- 79.99	383	85,040,029.87	17.39	4.704	358	77.15	697
80.00	857	186,637,430.06	38.16	4.572	358	80.00	710
80.01- 84.99	27	5,758,308.99	1.18	5.968	358	83.03	695
85.00- 89.99	109	23,485,043.20	4.80	5.753	358	88.12	684
90.00- 94.99	292	60,220,497.42	12.31	5.226	358	90.33	699
95.00- 99.99	120	24,966,646.08	5.11	5.347	358	95.00	712
Total	2,267	$489,050,692.21	100.00%	4.768%	358	78.29%	704

Original Term (months) (months)	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
360	2,267	$489,050,692.21	100.00%	4.768%	358	78.29%	704
Total	2,267	$489,050,692.21	100.00%	4.768%	358	78.29%	704

Stated Remaining Term (months)(months)	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	2,267	$489,050,692.21	100.00%	4.768%	358	78.29%	704
Total	2,267	$489,050,692.21	100.00%	4.768%	358	78.29%	704

Debt Ratio (%)	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 -20.00	74	$12,806,694.39	2.62%	4.816%	358	72.54%	711
20.01 -25.00	103	20,076,051.58	4.11	4.889	358	76.35	709
25.01 -30.00	174	35,917,262.73	7.34	4.769	358	76.92	714
30.01 -35.00	214	42,402,121.74	8.67	5.062	358	76.86	707
35.01 -40.00	309	67,744,825.79	13.85	5.174	358	78.36	699
40.01 -45.00	272	61,845,583.75	12.65	4.889	358	78.96	701
45.01 -50.00	185	42,107,133.55	8.61	4.836	358	79.85	699
50.01 -55.00	148	33,294,578.10	6.81	4.771	358	79.59	700
55.01 -60.00	16	3,764,055.56	0.77	4.045	358	78.61	694
None	772	169,092,385.02	34.58	4.469	358	78.68	704
Total	2,267	$489,050,692.21	100.00%	4.768%	358	78.29%	704

FRM/ARM	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	2,267	$489,050,692.21	100.00%	4.768%	358	78.29%	704
Total	2,267	$489,050,692.21	100.00%	4.768%	358	78.29%	704

Product	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Negam LIBOR	2,267	$489,050,692.21	100.00%	4.768%	358	78.29%	704
Total	2,267	$489,050,692.21	100.00%	4.768%	358	78.29%	704

With Silent 2nds	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
No Silent Seconds	1,856	$398,892,389.21	81.56%	4.831%	358	78.09%	703
Silent Second	411	90,158,303.00	18.44	4.491	358	79.17	706
Total	2,267	$489,050,692.21	100.00%	4.768%	358	78.29%	704

Prepayment Penalty Original Term (months) (months) (months)	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	320	$67,187,927.78	13.74%	3.443%	357	77.47%	712
Prepay Penalty: 12 months	635	139,546,516.16	28.53	4.548	358	78.89	704
Prepay Penalty: 20 months	1	350,234.83	0.07	6.250	357	77.78	729
Prepay Penalty: 30 months	10	2,211,402.00	0.45	4.905	359	79.10	753
Prepay Penalty: 36 months	1,301	279,754,611.44	57.20	5.194	358	78.18	701
Total	2,267	$489,050,692.21	100.00%	4.768%	358	78.29%	704

Lien	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
First Lien	2,267	$489,050,692.21	100.00%	4.768%	358	78.29%	704
Total	2,267	$489,050,692.21	100.00%	4.768%	358	78.29%	704

Documentation Type	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alternative Documentation	121	$21,679,862.85	4.43%	4.235%	358	79.14%	699
Full Documentation	333	64,893,734.42	13.27	4.945	358	79.33	698
Full/Alt	212	43,530,507.56	8.90	4.276	358	80.64	700
Reduced Documentation	1,264	281,142,597.73	57.49	4.749	358	77.68	706
SISA	337	77,803,989.65	15.91	5.118	358	78.07	703
Total	2,267	$489,050,692.21	100.00%	4.768%	358	78.29%	704

Loan Purpose	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	906	$207,467,225.12	42.42%	4.654%	358	74.84%	697
Purchase	956	200,510,224.10	41.00	4.755	358	82.49	715
Rate/Term Refinance	405	81,073,242.99	16.58	5.096	358	76.72	692
Total	2,267	$489,050,692.21	100.00%	4.768%	358	78.29%	704

Property Type	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Condominium	422	$76,924,523.05	15.73%	4.669%	358	79.34%	714
Manufactured Housing	1	107,963.63	0.02	6.625	358	80.00	748
PUD	458	105,228,811.99	21.52	5.006	358	79.69	707
Single Family	1,233	264,520,551.57	54.09	4.747	358	77.69	700
Two-Four Family	153	42,268,841.97	8.64	4.488	358	76.62	702
Total	2,267	$489,050,692.21	100.00%	4.768%	358	78.29%	704

Occupancy Status	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Investor	612	$114,241,342.02	23.36%	4.576%	358	77.07%	716
Primary	1,495	341,653,096.74	69.86	4.867	358	78.56	698
Second Home	160	33,156,253.45	6.78	4.418	358	79.74	721
Total	2,267	$489,050,692.21	100.00%	4.768%	358	78.29%	704
State	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alabama	11	$1,549,642.49	0.32%	3.832%	359	83.08%	686
Alaska	6	1,246,917.28	0.25	5.583	357	85.50	695
Arizona	76	14,884,664.75	3.04	4.471	358	78.45	702
Arkansas	2	267,445.91	0.05	5.530	358	87.73	727
California	570	155,532,325.47	31.80	4.850	358	74.71	700
Colorado	51	8,943,478.15	1.83	4.833	358	82.82	712
Connecticut	14	3,411,313.92	0.70	5.804	358	80.76	673
Delaware	3	722,086.29	0.15	5.978	357	75.12	738
District of Columbia	4	955,534.64	0.20	5.232	357	65.11	681
Florida	661	130,452,641.08	26.67	4.881	358	80.27	706
Georgia	31	5,259,215.68	1.08	5.775	358	80.39	676
Hawaii	18	6,199,701.50	1.27	4.016	358	70.92	711
Idaho	19	3,041,136.08	0.62	4.621	358	85.09	694
Illinois	29	6,765,131.48	1.38	3.432	357	80.47	702
Indiana	14	1,455,613.82	0.30	5.590	358	81.59	710
Kansas	3	576,831.63	0.12	2.667	359	79.55	730
Kentucky	11	1,749,296.69	0.36	5.212	358	76.01	718
Louisiana	3	587,203.61	0.12	4.649	358	82.17	697
Maryland	23	5,795,397.40	1.19	5.261	358	81.13	716
Massachusetts	19	4,706,468.01	0.96	4.274	358	75.69	686
Michigan	84	13,668,067.91	2.79	4.712	358	82.44	691
Minnesota	32	6,521,079.80	1.33	5.103	358	78.88	700
Mississippi	5	582,096.91	0.12	4.106	358	77.85	647
Missouri	13	1,780,401.67	0.36	5.080	358	81.42	686
Montana	5	890,014.72	0.18	4.686	358	86.02	708
Nevada	166	38,043,151.07	7.78	5.167	358	79.67	716
New Hampshire	5	938,358.51	0.19	6.072	358	86.25	699
New Jersey	27	6,953,077.07	1.42	3.184	357	79.07	692
New Mexico	3	625,618.93	0.13	1.375	358	80.00	752
New York	9	2,203,332.40	0.45	3.921	358	69.86	712
North Carolina	29	6,509,688.46	1.33	4.494	359	79.93	735
North Dakota	1	100,000.00	0.02	1.375	360	64.52	693
Ohio	38	5,308,514.25	1.09	4.628	358	82.09	720
Oklahoma	3	353,063.61	0.07	6.047	358	70.57	717
Oregon	30	5,336,943.16	1.09	5.259	358	76.56	701
Pennsylvania	22	4,504,540.57	0.92	4.081	358	81.71	692
Rhode Island	5	1,143,801.00	0.23	5.427	358	74.15	680
South Carolina	9	1,651,419.29	0.34	4.688	357	82.27	711
Tennessee	20	2,242,552.25	0.46	4.879	358	78.18	719
Texas	67	8,766,506.91	1.79	4.213	358	79.82	695
Utah	24	4,585,500.67	0.94	4.769	358	83.11	713
Virginia	40	8,972,141.99	1.83	3.775	358	78.37	696
Washington	46	11,049,935.24	2.26	4.305	358	81.67	710
Wisconsin	15	1,941,768.94	0.40	3.418	358	81.56	731
Wyoming	1	277,071.00	0.06	5.000	357	75.00	662
Total	2,267	$489,050,692.21	100.00%	4.768%	358	78.29%	704

Gross Margin (%)	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.001 - 0.999	7	$1,593,098.00	0.33%	1.543%	359	74.39%	703
1.000 - 1.499	4	776,028.59	0.16	3.214	358	85.97	703
1.500 - 1.999	68	16,412,194.16	3.36	4.043	358	75.59	691
2.000 - 2.499	244	53,789,234.41	11.00	4.329	358	74.89	702
2.500 - 2.999	1,169	255,387,116.55	52.22	5.005	358	77.22	704
3.000 - 3.499	596	124,414,155.73	25.44	4.441	358	79.68	704
3.500 - 3.999	145	29,663,472.36	6.07	5.188	358	86.36	708
4.000 - 4.499	29	5,858,260.80	1.20	6.153	358	90.81	698
4.500 - 4.999	5	1,157,131.61	0.24	6.165	358	91.14	690
Total	2,267	$489,050,692.21	100.00%	4.768%	358	78.29%	704

Minimum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.001 - 0.999	7	$1,593,098.00	0.33%	1.543%	359	74.39%	703
1.000 - 1.499	4	776,028.59	0.16	3.214	358	85.97	703
1.500 - 1.999	68	16,412,194.16	3.36	4.043	358	75.59	691
2.000 - 2.499	244	53,789,234.41	11.00	4.329	358	74.89	702
2.500 - 2.999	1,169	255,387,116.55	52.22	5.005	358	77.22	704
3.000 - 3.499	596	124,414,155.73	25.44	4.441	358	79.68	704
3.500 - 3.999	145	29,663,472.36	6.07	5.188	358	86.36	708
4.000 - 4.499	29	5,858,260.80	1.20	6.153	358	90.81	698
4.500 - 4.999	5	1,157,131.61	0.24	6.165	358	91.14	690
Total	2,267	$489,050,692.21	100.00%	4.768%	358	78.29%	704

Maximum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
9.000 - 9.499	1	$218,584.53	0.04%	6.000%	357	90.00%	700
9.500 - 9.999	2,241	483,489,690.82	98.86	4.758	358	78.23	704
10.000 -10.499	9	2,081,484.67	0.43	5.816	358	78.75	713
10.500 -10.999	9	2,114,865.77	0.43	5.386	358	86.90	696
11.000 -11.499	5	702,484.08	0.14	4.977	359	79.57	705
12.000 -12.499	1	248,839.31	0.05	7.125	358	95.00	684
13.000 -13.499	1	194,743.03	0.04	7.375	358	95.00	709
Total	2,267	$489,050,692.21	100.00%	4.768%	358	78.29%	704

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
110	9	$2,203,332.40	0.45%	3.921%	358	69.86%	712
115	2,258	486,847,359.81	99.55	4.772	358	78.33	704
Total	2,267	$489,050,692.21	100.00%	4.768%	358	78.29%	704

Group 2 Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$432,548,632	$58,500	$2,995,991
Average Scheduled Principal Balance	$537,327
Number of Mortgage Loans	805

Weighted Average Gross Coupon	4.587%	1.000%	8.125%
Weighted Average FICO Score	704	577	816
Weighted Average Original LTV	75.33%	24.00%	95.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	358 months	350 months	360 months
Weighted Average Seasoning	2 months	0 months	10 months

Weighted Average Gross Margin	2.743%	1.225%	4.750%
Weighted Average Minimum Interest Rate	2.743%	1.225%	4.750%
Weighted Average Maximum Interest Rate	9.957%	9.500%	12.750%

Weighted Average Months to Roll	1 month	1 month	3 months

Weighted Average Neg Am Limit	115%	110%	115%
Weighted Average Payment Cap	7.500%	7.500%	7.500%
Weighted Average Recast	60 months	60 months	60 months

Maturity Date		Nov 1 2034	Oct 1 2035
Maximum Zip Code Concentration	1.16%	92657

ARM	100.00%	Purchase	46.05%
		Cash Out Refinance	39.89%
Negam LIBOR	100.00%	Rate/Term Refinance	14.06%

Not Interest Only	100.00%	Single Family	61.72%
		PUD	25.96%
Prepay Penalty: 36 months	50.76%	Condominium	9.85%
Prepay Penalty: 12 months	30.44%	Two-Four Family	2.48%
Prepay Penalty: 0 months	18.08%
Prepay Penalty: 30 months	0.71%	Primary	84.27%
		Investor	9.49%
First Lien	100.00%	Second Home	6.23%

Reduced Documentation	73.45%	Top 5 States:
Full Documentation	11.21%	California	53.52%
SISA	7.40%	Florida	18.11%
Full/Alt	4.48%	Nevada	6.24%
Alternative Documentation	3.46%	Maryland	3.06%
		Virginia	2.35%

Current Principal Balance ($)	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
50,000.01 - 100,000.00	1	$58,500.00	0.01%	4.250%	359	90.00%	667
100,000.01 - 150,000.00	5	616,405.70	0.14	5.144	357	75.09	618
150,000.01 - 200,000.00	4	759,146.00	0.18	5.088	359	76.08	0
200,000.01 - 250,000.00	4	917,553.09	0.21	5.020	357	71.26	611
250,000.01 - 300,000.00	2	567,153.52	0.13	4.055	359	77.45	600
350,000.01 - 400,000.00	191	72,710,743.15	16.81	4.858	358	77.88	692
400,000.01 - 450,000.00	147	62,256,497.67	14.39	5.031	358	77.68	702
450,000.01 - 500,000.00	112	52,979,481.52	12.25	4.411	358	75.81	709
500,000.01 - 550,000.00	83	43,500,127.11	10.06	4.815	358	78.46	702
550,000.01 - 600,000.00	63	36,309,224.85	8.39	4.442	358	77.44	698
600,000.01 - 650,000.00	64	40,201,234.46	9.29	4.434	358	76.77	699
650,000.01 - 700,000.00	22	14,745,113.44	3.41	4.748	358	69.38	708
700,000.01 - 750,000.00	21	15,235,864.45	3.52	3.780	358	74.87	702
750,000.01 - 800,000.00	18	13,921,753.20	3.22	3.976	358	71.55	702
800,000.01 - 850,000.00	8	6,568,764.60	1.52	5.459	358	74.03	720
850,000.01 - 900,000.00	9	7,946,016.04	1.84	3.355	358	69.74	686
900,000.01 - 950,000.00	8	7,391,770.49	1.71	4.944	358	73.73	718
950,000.01 - 1,000,000.00	20	19,618,936.01	4.54	4.295	359	71.38	717
1,000,000.01+	23	36,244,346.92	8.38	4.268	358	66.06	729
Total	805	$432,548,632.22	100.00%	4.587%	358	75.33%	704

Current Gross Rate (%)	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	190	$105,473,038.03	24.38%	1.054%	359	73.92%	701
1.500 - 1.999	45	23,414,122.47	5.41	1.750	358	73.78	696
2.000 - 2.499	12	10,136,187.76	2.34	2.020	359	72.87	725
2.500 - 2.999	5	3,391,707.86	0.78	2.733	358	78.86	713
3.000 - 3.499	4	1,807,807.47	0.42	3.148	358	91.94	759
3.500 - 3.999	2	926,483.45	0.21	3.604	359	91.57	644
4.000 - 4.499	1	58,500.00	0.01	4.250	359	90.00	667
5.000 - 5.499	15	7,535,025.21	1.74	5.263	357	70.45	707
5.500 - 5.999	67	35,879,173.77	8.29	5.683	357	74.92	712
6.000 - 6.499	322	169,321,429.87	39.15	6.185	358	75.28	706
6.500 - 6.999	111	60,957,424.33	14.09	6.635	357	76.67	699
7.000 - 7.499	25	11,310,696.89	2.61	7.062	358	83.41	684
7.500 - 7.999	5	1,971,873.11	0.46	7.574	358	91.50	686
8.000 - 8.499	1	365,162.00	0.08	8.125	358	95.00	670
Total	805	$432,548,632.22	100.00%	4.587%	358	75.33%	704

FICO	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
575-599	1	$363,015.45	0.08%	6.500%	354	80.00%	577
600-624	21	8,838,146.13	2.04	3.942	358	71.81	619
625-649	84	40,078,558.85	9.27	4.362	358	76.99	639
650-674	150	77,847,326.46	18.00	4.815	358	75.25	664
675-699	169	88,495,224.28	20.46	4.400	358	75.98	687
700-724	133	76,603,017.01	17.71	4.728	358	74.65	710
725-749	99	55,313,418.95	12.79	4.665	358	76.08	736
750-774	70	43,245,220.69	10.00	4.564	358	74.84	762
775-799	61	36,279,287.05	8.39	4.661	358	73.29	784
800+	8	3,732,914.77	0.86	3.111	359	79.87	805
None	9	1,752,502.58	0.41	5.549	359	76.47	0
Total	805	$432,548,632.22	100.00%	4.587%	358	75.33%	704

Original LTV	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	17	$10,796,080.88	2.50%	3.390%	359	44.09%	706
50.00- 54.99	7	5,871,657.48	1.36	3.715	358	52.50	714
55.00- 59.99	20	12,067,433.43	2.79	4.549	358	57.26	719
60.00- 64.99	28	17,129,266.65	3.96	3.862	358	62.26	695
65.00- 69.99	50	29,335,623.01	6.78	4.759	358	67.14	703
70.00- 74.99	95	61,769,505.45	14.28	4.679	358	72.13	706
75.00- 79.99	181	103,303,767.70	23.88	4.474	358	76.50	705
80.00	330	159,318,416.16	36.83	4.556	358	80.00	704
80.01- 84.99	3	1,131,990.70	0.26	6.509	358	82.94	660
85.00- 89.99	23	10,036,667.07	2.32	5.890	358	87.96	674
90.00- 94.99	40	17,159,092.26	3.97	5.557	358	90.54	705
95.00- 99.99	11	4,629,131.43	1.07	5.673	358	95.00	707
Total	805	$432,548,632.22	100.00%	4.587%	358	75.33%	704

Original Term (months) (months)	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
360	805	$432,548,632.22	100.00%	4.587%	358	75.33%	704
Total	805	$432,548,632.22	100.00%	4.587%	358	75.33%	704

Stated Remaining Term (months)(months)	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	805	$432,548,632.22	100.00%	4.587%	358	75.33%	704
Total	805	$432,548,632.22	100.00%	4.587%	358	75.33%	704

Debt Ratio (%)	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 -20.00	17	$8,019,519.91	1.85%	5.451%	358	75.56%	710
20.01 -25.00	17	7,939,224.01	1.84	5.013	357	72.37	719
25.01 -30.00	55	28,518,942.79	6.59	4.858	358	72.41	714
30.01 -35.00	61	29,937,180.26	6.92	5.179	358	76.33	691
35.01 -40.00	112	57,367,106.62	13.26	4.789	358	76.70	704
40.01 -45.00	135	72,336,453.33	16.72	4.850	358	75.86	699
45.01 -50.00	78	40,242,227.08	9.30	4.734	358	77.33	696
50.01 -55.00	57	30,161,253.54	6.97	4.611	358	76.98	713
55.01 -60.00	6	3,082,137.94	0.71	4.889	358	75.07	683
None	267	154,944,586.74	35.82	4.111	358	74.23	706
Total	805	$432,548,632.22	100.00%	4.587%	358	75.33%	704

FRM/ARM	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	805	$432,548,632.22	100.00%	4.587%	358	75.33%	704
Total	805	$432,548,632.22	100.00%	4.587%	358	75.33%	704

Product	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Negam LIBOR	805	$432,548,632.22	100.00%	4.587%	358	75.33%	704
Total	805	$432,548,632.22	100.00%	4.587%	358	75.33%	704

With Silent 2nds	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
No Silent Seconds	579	$301,329,920.72	69.66%	4.607%	358	75.21%	705
Silent Second	226	131,218,711.50	30.34	4.542	358	75.61	700
Total	805	$432,548,632.22	100.00%	4.587%	358	75.33%	704

Prepayment Penalty Original Term (months) (months) (months)	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	143	$78,224,436.05	18.08%	3.337%	357	75.06%	713
Prepay Penalty: 12 months	220	131,676,195.67	30.44	4.085	358	73.99	707
Prepay Penalty: 30 months	6	3,066,130.78	0.71	6.123	358	72.45	752
Prepay Penalty: 36 months	436	219,581,869.72	50.76	5.313	358	76.28	698
Total	805	$432,548,632.22	100.00%	4.587%	358	75.33%	704

Lien	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
First Lien	805	$432,548,632.22	100.00%	4.587%	358	75.33%	704
Total	805	$432,548,632.22	100.00%	4.587%	358	75.33%	704

Documentation Type	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alternative Documentation	29	$14,950,874.20	3.46%	4.286%	358	79.56%	694
Full Documentation	95	48,484,657.00	11.21	4.795	358	76.72	699
Full/Alt	43	19,386,683.31	4.48	4.013	358	75.73	695
Reduced Documentation	572	317,698,924.22	73.45	4.560	358	75.04	706
SISA	66	32,027,493.49	7.40	5.029	358	73.91	704
Total	805	$432,548,632.22	100.00%	4.587%	358	75.33%	704

Loan Purpose	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	336	$172,550,054.79	39.89%	4.384%	358	73.34%	695
Purchase	359	199,175,787.65	46.05	4.660	358	77.90	712
Rate/Term Refinance	110	60,822,789.78	14.06	4.926	358	72.58	701
Total	805	$432,548,632.22	100.00%	4.587%	358	75.33%	704

Property Type	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Condominium	80	$42,592,790.01	9.85%	4.435%	358	76.93%	720
PUD	212	112,289,845.67	25.96	4.667	358	75.86	708
Single Family	498	266,959,245.96	61.72	4.643	358	74.97	699
Two-Four Family	15	10,706,750.58	2.48	2.980	359	72.44	710
Total	805	$432,548,632.22	100.00%	4.587%	358	75.33%	704

Occupancy Status	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Investor	81	$41,061,443.83	9.49%	4.509%	358	74.15%	720
Primary	680	364,527,046.28	84.27	4.635	358	75.45	700
Second Home	44	26,960,142.11	6.23	4.059	358	75.49	730
Total	805	$432,548,632.22	100.00%	4.587%	358	75.33%	704

State	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alabama	3	$1,097,267.10	0.25%	3.301%	359	80.53%	723
Arizona	12	6,262,243.64	1.45	4.811	357	73.42	716
California	428	231,514,892.44	53.52	4.667	358	74.88	700
Colorado	7	4,491,345.41	1.04	4.567	358	74.27	724
Connecticut	4	2,145,154.89	0.50	5.091	357	69.91	663
Delaware	1	375,920.67	0.09	6.125	357	80.00	679
District of Columbia	1	497,243.00	0.11	1.000	359	80.00	694
Florida	147	78,346,854.31	18.11	4.865	358	76.51	704
Georgia	4	2,545,988.76	0.59	3.814	358	76.71	741
Hawaii	3	2,314,532.91	0.54	5.804	358	77.45	696
Idaho	1	637,500.00	0.15	1.000	360	75.00	699
Illinois	2	999,766.56	0.23	1.750	358	72.28	714
Indiana	3	1,792,776.82	0.41	1.816	358	76.48	724
Louisiana	1	660,909.08	0.15	6.000	357	80.00	757
Maryland	21	13,235,037.65	3.06	4.480	358	74.78	702
Massachusetts	7	4,465,788.66	1.03	4.597	357	78.60	729
Michigan	10	5,282,859.77	1.22	5.535	358	76.42	694
Minnesota	3	1,800,168.30	0.42	3.704	358	79.37	696
Nevada	52	27,010,560.87	6.24	4.403	358	76.60	708
New Hampshire	1	385,344.42	0.09	6.000	357	77.80	729
New Jersey	12	6,547,912.10	1.51	3.275	358	73.58	710
New Mexico	2	1,181,473.46	0.27	1.600	358	70.18	706
New York	3	1,815,078.16	0.42	1.181	359	77.42	760
North Carolina	13	6,248,088.09	1.44	5.363	357	73.26	731
Ohio	2	1,051,364.12	0.24	5.889	358	76.76	711
Oregon	3	1,367,391.04	0.32	4.894	358	77.93	673
Pennsylvania	8	3,867,991.67	0.89	3.264	359	71.72	720
Rhode Island	3	1,223,525.37	0.28	6.471	357	82.12	695
South Carolina	2	1,344,574.43	0.31	6.364	358	75.28	713
Tennessee	2	1,278,870.26	0.30	3.735	357	73.22	697
Texas	5	2,631,702.44	0.61	3.985	359	63.42	686
Utah	3	1,364,741.47	0.32	4.765	359	65.33	664
Virginia	21	10,169,045.14	2.35	3.986	358	79.66	708
Washington	12	4,967,037.18	1.15	3.276	358	76.30	729
Wisconsin	2	1,009,709.47	0.23	1.750	358	65.08	737
Wyoming	1	617,972.56	0.14	5.875	357	80.00	775
Total	805	$432,548,632.22	100.00%	4.587%	358	75.33%	704

Gross Margin (%)	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	2	$3,123,500.00	0.72%	1.938%	360	54.78%	702
1.500 - 1.999	25	13,350,887.56	3.09	4.091	358	71.89	695
2.000 - 2.499	140	78,619,602.48	18.18	4.043	358	73.23	713
2.500 - 2.999	444	235,745,828.51	54.50	5.016	358	75.26	704
3.000 - 3.499	170	90,839,134.07	21.00	4.068	358	77.42	696
3.500 - 3.999	19	9,301,247.26	2.15	4.487	358	83.59	711
4.000 - 4.499	3	1,144,770.34	0.26	7.588	357	91.68	681
4.500 - 4.999	2	423,662.00	0.10	7.590	358	94.31	670
Total	805	$432,548,632.22	100.00%	4.587%	358	75.33%	704

Minimum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	2	$3,123,500.00	0.72%	1.938%	360	54.78%	702
1.500 - 1.999	25	13,350,887.56	3.09	4.091	358	71.89	695
2.000 - 2.499	140	78,619,602.48	18.18	4.043	358	73.23	713
2.500 - 2.999	444	235,745,828.51	54.50	5.016	358	75.26	704
3.000 - 3.499	170	90,839,134.07	21.00	4.068	358	77.42	696
3.500 - 3.999	19	9,301,247.26	2.15	4.487	358	83.59	711
4.000 - 4.499	3	1,144,770.34	0.26	7.588	357	91.68	681
4.500 - 4.999	2	423,662.00	0.10	7.590	358	94.31	670
Total	805	$432,548,632.22	100.00%	4.587%	358	75.33%	704

Maximum Interest Rate (%)	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
9.500 - 9.999	800	$430,174,125.34	99.45%	4.579%	358	75.29%	704
10.500 -10.999	3	1,355,360.06	0.31	6.332	357	82.76	687
11.500 -11.999	1	519,884.54	0.12	5.000	357	78.78	742
12.500 -12.999	1	499,262.28	0.12	7.000	357	90.00	638
Total	805	$432,548,632.22	100.00%	4.587%	358	75.33%	704

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
110	2	$1,335,090.10	0.31%	1.112%	359	76.49%	783
115	803	431,213,542.12	99.69	4.598	358	75.33	704
Total	805	$432,548,632.22	100.00%	4.587%	358	75.33%	704